[GRAPHIC OMITTED]                                    BEAR, STEARNS & CO. INC.
ATLANTA o BOSTON o CHICAGO                      ASSET-BACKED SECURITIES GROUP
DALLAS o LOS ANGELES o NEW YORK o SAN FRANCISCO               245 Park Avenue
FRANKFORT o GENEVA o HONG KONG                           New York, N.Y. 10167
LONDON o PARIS o TOKYO                     (212) 272-2000;  (212) 272-7294   fax

-------------------------------------------------------------------------------






                       New Issue Computational Materials



                           $575,000,000 (Approximate)
                            Home Loan-Backed Notes,
                                Series 2000-HI5


                Residential Funding Mortgage Securities II, Inc.
                                   Depositor

                            Home Loan Trust 2000-HI5
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer




                                December 4, 2000



--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

STATEMENT REGARDING ASSUMPTIONS AS TO SECURITIES, PRICING ESTIMATES, AND OTHER INFORMATION

The information contained in the attached materials (the "Information") may include various forms of performance analysis, security characteristics and securities pricing estimates for the securities addressed. Please read and understand this entire statement before utilizing the Information. Should you receive Information that refers to the "Statement Regarding Assumptions and Other Information," please refer to this statement instead.

The Information is illustrative and is not intended to predict actual results which may differ substantially from those reflected in the Information. Performance analysis is based on certain assumptions with respect to significant factors that may prove not to be as assumed. You should understand the assumptions and evaluate whether they are appropriate for your purposes.
Performance results are based on mathematical models that use inputs to calculate results. As with all models, results may vary significantly depending upon the value of the inputs given. Inputs to these models include but are not limited to: prepayment expectations (economic prepayment models, single expected lifetime prepayments or a vector of periodic prepayments), interest rate assumptions (parallel and nonparallel changes for different maturity instruments), collateral assumptions (actual pool level data, aggregated pool level data, reported factors or imputed factors), volatility assumptions (historically observed or implied current) and reported information (paydown factors, rate resets, and trustee statements). Models used in any analysis may be proprietary making the results difficult for any third party to reproduce. Contact your registered representative for detailed explanations of any modeling techniques employed in the Information.

The Information addresses only certain aspects of the applicable security's characteristics and thus does not provide a complete assessment. As such, the Information may not reflect the impact of all structural characteristics of the security, including call events and cash flow priorities at all prepayment speeds and/or interest rates. You should consider whether the behavior of these securities should be tested as assumptions different from those included in the Information. The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances. Any investment decision should be based only on the data in the prospectus and the prospectus supplement or private placement memorandum (Offering Documents) and the then current version of the Information. Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current. Contact your registered representative for Offering Documents, current Information or additional materials, including other models for performance analysis, which are likely to produce different results, and any further explanation regarding the Information.

Any pricing estimates Bear Stearns has supplied at your request (a) represent our view, at the time determined, of the investment value of the securities between the estimated bid and offer levels, the spread between which may be significant due to market volatility or illiquidity, (b) do not constitute a bid by any person for any security, (c) may not constitute prices at which the securities could have been purchased or sold in any market, (d) have not been confirmed by actual trades, may vary from the value Bear Stearns assigns any such security while in its inventory, and may not take into account the size of a position you have in the security, and (e) may have been derived from matrix pricing that uses data relating to other securities whose prices are more readily ascertainable to produce a hypothetical price based on the estimated yield spread relationship between the securities.

General Information: The data underlying the Information has been obtained from sources that we believe are reliable, but we do not guarantee the accuracy of the underlying data or computations based thereon. Bear Stearns. and/or individuals thereof may have positions in these securities while the Information is circulating or during such period may engage in transactions with the issuer or its affiliates. We act as principal in transactions with you, and accordingly, you must determine the appropriateness for you of such transactions and address any legal, tax, or accounting considerations applicable to you. Bear Stearns shall not be a fiduciary or advisor unless we have agreed in writing to receive compensation specifically to act in such capacities. If you are subject to ERISA, the Information is being furnished on the condition that it will not form a primary basis for any investment decision. The Information is not a solicitation of any transaction in securities which may be made only by prospectus when required by law, in which event you may obtain such prospectus from Bear Stearns.

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 1 of 6)
--------------------------------------------------------------------------------

                           $575,000,000 (Approximate)


Issuer:                             Home Loan Trust 2000-HI5

Depositor:                          Residential Funding Mortgage Securities II, Inc.

Seller:                             Residential Funding Corporation

Credit Enhancer:                    Ambac Assurance Corporation ("Ambac")

Underwriter:                        Lead Manager:  Bear, Stearns & Co. Inc.
                                    Co-Managers:   Residential Funding Securities Corporation;
                                                   Salomon Smith Barney

Master Servicer:                    Residential  Funding  Corporation  (the "Master  Servicer"
                                    or "RFC").

Initial Subservicer:                GMAC  Mortgage  Corporation  ("GMACMC"),  an  affiliate of the Depositor.

Indenture Trustee:                  The Chase Manhattan Bank

Owner Trustee:                      Wilmington Trust Company

The Notes: Home Loan Trust 2000-HI5 will issue 8 classes of Home Loan-Backed Notes (namely, the Class A-I-1, Class A-I-2, Class A-I-3,
                                    Class A-I-4, Class A-I-5, Class A-I-6, Class
                                    A-I-7 and Class A-II Notes (the "Notes")).

Characteristics of the Notes (a), (b), (c), (d), (e)

------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------
              Home      Original              Avg      Principal PrincipalFinal
Offered       Loan     Principal               Life    Lockout   Window     Sch.        Ratings
Notes        Group       Balance    Coupon    To Call  (months)  (months) Maturity   (Moody's/S&P)
                                              (years)                       Date
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Class          I     $116,305,000   Fixed      0.90     None      19      5/25/09      Aaa / AAA
A-I-1
Class          I      56,395,000    Fixed      2.00      18       10      8/25/11      Aaa / AAA
A-I-2
Class          I      81,213,000    Fixed      3.00      27       17      1/25/14      Aaa / AAA
A-I-3
Class          I      37,298,000    Fixed      4.00      43        9      12/25/14     Aaa / AAA
A-I-4
Class          I      58,603,000    Fixed      5.00      51       17      12/25/16     Aaa / AAA
A-I-5
Class          I      88,358,000    Fixed      7.00      67       35      1/25/21      Aaa / AAA
A-I-6
Class          I     111,828,000    Fixed     10.82     101       40      12/25/30     Aaa / AAA
A-I-7
Class A-II     II     25,000,000    Fixed      5.06     None      141     12/25/30     Aaa / AAA
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Notes:
  (a)       100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  0.9286% per annum in each month  thereafter until month 15. On and after month 15, 15.0% CPR.
  (b)       Transaction priced to 10% clean-up call.
  (c)       100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (d)       The Note Rate  applicable  to the Class  A-I-7  Notes and the Class  A-II Notes will increase by 0.50% if the 10% clean-up call is not exercised.
  (e)       The principal balance of each Class of Notes is subject to a 5% variance.

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 2 of 6)
--------------------------------------------------------------------------------

The Assets of the Trust:            The  assets  of the  Trust  will  include  two  groups  of conventional,  closed-end,  second-lien,  fixed-rate  home loans (the "Home  Loans"),  the  proceeds of which will be
                                    used   primarily  for  debt   consolidation   and/or  home
                                    improvements.   The  Home   Loans   will  be   secured  by
                                    mortgages,  deeds  of  trust  or  other  similar  security instruments.  Substantially  all of the  Home  Loans  will have a combined loan-to-value ratio in excess of 100%.

Statistical Cut-off Date:           As of November 28, 2000.

Cut-off Date:                       As of December 1, 2000.

Closing Date:                       On or about December 21, 2000.

Payment Date:                       The  25th  of  each  month  (or the  next  business  day), commencing on January 25, 2001.

Delay Days:                         The Notes will have a payment delay of 24 days.

Note Rate:                          Interest  will  accrue on all of the Notes at a fixed rate during  the  month  prior  to the  month  of  the  related
                                    Payment Date on a 30/360-day basis.

                                    The Note Rate  applicable to the Class A-I-7
                                    Notes and Class A-II Notes will  increase by
                                    0.50% after the Step-Up  Date.  The "Step-Up
                                    Date" is the first  Payment Date after which
                                    the current Pool Principal  Balance declines
                                    to  10%  or  less  of  the   original   Pool
                                    Principal Balance of the Home Loans.


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 3 of 6)
----------------------------------------------------------------------------------------------

Principal:                          Payments of  principal  will be  distributed  concurrently to (a) the Class A-I  Notes in the  aggregate  and (b) the
                                    Class A-II Notes,  in each case  allocated  in  proportion to the  percentage  of the principal  collections  derived from the related loan group for such payment  date,  until
                                    the  note   balances   of  the  Class  A-I  Notes  in  the
                                    aggregate  or the Class A-II  Notes  have been  reduced to zero.  From then on,  these  amounts  will be  distributed to the  remaining  class or classes of Class A Notes until their note balances have been reduced to zero.

                                    Any payments of principal allocable to the Class A-I Notes shall be paid to the Class
                                    A-I-1  Notes,  the Class  A-I-2  Notes,  the
                                    Class A-I-3 Notes, the Class A-I-4 Notes, the Class A-I-5 Notes, the Class A-I-6
                                    Notes, and the Class A-I-7 Notes, in that order, in each case until the outstanding note balance of each of these notes has been reduced to zero.

                                    Any payments of  principal  allocable to the
                                    Class A-II Notes  shall be paid to the Class
                                    A-II  Notes  until  the   outstanding   note
                                    balance has been reduced to zero.



--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 4 of 6)
----------------------------------------------------------------------------------------------

Priority of Payments: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

(1)  To pay accrued interest due on the Notes;

(2) To pay as principal on the Notes, an amount equal to the principal collection distribution amount for such Payment Date;

(3) To pay as principal on the Notes, an amount equal to the liquidation loss distribution amount for such Payment Date;

(4) To pay the Credit Enhancer the premium for the Policy, any previously unpaid premiums for the Policy with interest and any payments in connection with the limited reimbursement agreement;

(5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, with interest;

(6)  To pay as additional  principal on the Notes,  an amount (if any) necessary
     to  bring  the  amount  of   overcollateralization   up  to  the   required
     overcollateralization amount for such Payment Date;

(7) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and (8) To pay any remaining amounts to the holders of the Certificates.

Credit Enhancement: Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization, and (3) the Ambac
     Insurance Policy.

               Excess  Spread:  The  interest due on the Home Loans is generally expected  to be  higher  than the  interest  due on the Notes and other  fees  and  expenses  of the  Trust,  resulting  in  excess interest collections  ("Excess Spread"),  which will be available
               to  fund   distributions  on  the  Notes,   commencing  with  the
               Distribution  Date in  February  2001.  Such amount can vary over time based on the prepayment  and default  experience of the Home
               Loans.  On each Payment Date,  other than the first Payment Date, any Excess  Spread  from the  related  collection  period will be available to cover losses and build overcollateralization on such
               Payment Date.

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 5 of 6)
--------------------------------------------------------------------------------

               Overcollateralization:  The initial  overcollateralization amount will be equal to 0.00% of the Original Pool Principal  Balance on the Closing Date. Commencing with the February 2001 Payment Date,
               Excess Spread will be applied,  to the extent available,  to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly
               than   the   Home   Loans,   resulting   in   a   build   up   of
               overcollateralization.  Prior to the Stepdown Date, the "Required
               Overcollateralization  Amount"  will be  equal  to  2.00%  of the original Pool Principal  Balance.  On or after the Stepdown Date, the  Required  Overcollateralization  Amount  will be  permitted, subject to  certain  performance  triggers  being  satisfied,  to decrease to 4.00% of current Pool  Principal  Balance of the Home
               Loans, subject to a floor of 0.50% of the original Pool Principal
               Balance.

               Ambac Insurance Policy: Ambac Assurance  Corporation (the "Credit
               Enhancer") will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than their respective final scheduled maturity date. The Insurance Policy is not revocable for any reason.

Stepdown Date: The Stepdown Date is the Payment Date occurring on the later of:

     (1)  the Payment Date in January,  2004 (i.e.,  on the 37th Payment  Date);
          and

     (2) the first Payment Date on which the current Pool Principal Balance has been reduced to less than 50% of the original Pool Principal Balance.

Master Servicing Fee: With respect to each Home Loan Group, the primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 6 of 6)
--------------------------------------------------------------------------------

Subservicing                        Fee:  With  respect to each Home Loan Group,
                                    the  Trust  is  subject  to  certain   fees,
                                    including  the  Subservicing  Fee, as of the
                                    Cut-Off  Date,  of  approximately  0.50% per
                                    annum, payable monthly.

Advancing: There is no required advancing of delinquent principal or interest by the Master Servicer, the Subservicer, the Trustees, the Credit Enhancer or any other entity.

Optional Redemption: The Master Servicer may, at its option, effect an early redemption or termination of the Notes on the first Payment Date after the Payment Date on which the current Pool Principal Balance declines to less than 10% of the original Pool Principal Balance of the Home Loans (the
     "Step-Up Date").

Form of Registration: Book-Entry form, same day funds through DTC, Clearstream and Euroclear.

Tax Status: For federal income tax purposes, the Notes will be characterized as indebtedness of the Issuer.

ERISAEligibility: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEATreatment: The Notes will not constitute "mortgage related securities" for purposes of SMMEA.

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Notes (Page 1 of 3)
--------------------------------------------------------------------------------


Characteristics of the Notes (a), (b), (c), (d), (e)

------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------
              Home      Original              Avg      Principal PrincipalFinal
Offered       Loan     Principal               Life    Lockout   Window     Sch.        Ratings
Notes        Group       Balance    Coupon    To Call  (months)  (months) Maturity   (Moody's/S&P)
                                              (years)                       Date
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Class          I     $116,305,000   Fixed      0.90     None      19      5/25/09      Aaa / AAA
A-I-1
Class          I      56,395,000    Fixed      2.00      18       10      8/25/11      Aaa / AAA
A-I-2
Class          I      81,213,000    Fixed      3.00      27       17      1/25/14      Aaa / AAA
A-I-3
Class          I      37,298,000    Fixed      4.00      43        9      12/25/14     Aaa / AAA
A-I-4
Class          I      58,603,000    Fixed      5.00      51       17      12/25/16     Aaa / AAA
A-I-5
Class          I      88,358,000    Fixed      7.00      67       35      1/25/21      Aaa / AAA
A-I-6
Class          I     111,828,000    Fixed     10.82     101       40      12/25/30     Aaa / AAA
A-I-7
Class A-II     II     25,000,000    Fixed      5.06     None      141     12/25/30     Aaa / AAA
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Notes:
  (a)       100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  0.9286% per annum in each month  thereafter until month 15. On and after month 15, 15.0% CPR.
  (b)       Transaction priced to 10% clean-up call.
  (c)       100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (d)       The Note Rate  applicable  to the Class  A-I-7  Notes and the Class  A-II Notes will increase by 0.50% if the 10% clean-up call is not exercised.
  (e)       The principal balance of each Class of Notes is subject to a 5% variance.


Class A-I-1 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          4.29      1.36     1.07      0.90     0.79      0.72
Modified Duration (years)
                                          3.43      1.24     0.99      0.84     0.74      0.67
First Principal Payment                1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Payment                11/25/08   8/25/03 12/25/02   7/25/02  5/25/02   3/25/02
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                   95        32       24        19       17        15
Illustrative Yield @ Par (30/360)       7.149%    6.902%   6.804%    6.719%   6.645%    6.578%
-----------------------------------------------------------------------------------------------

Class A-I-2 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          9.13      3.31     2.47      2.00     1.70      1.49
Modified Duration (years)
                                          6.56      2.87     2.20      1.81     1.56      1.37
First Principal Payment               11/25/08   8/25/03 12/25/02   7/25/02  5/25/02   3/25/02
Last Principal Payment                 3/25/11  12/25/04 12/25/03   4/25/03 12/25/02   9/25/02
Principal Lockout (months)                  94        31       23        18       16        14
Principal Window (months)                   29        17       13        10        8         7
Illustrative Yield @ Par (30/360)       6.971%    6.880%   6.832%    6.786%   6.744%    6.705%
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Notes (Page 2 of 3)
----------------------------------------------------------------------------------------------

Class A-I-3 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         11.61      5.06     3.76      3.00     2.50      2.16
Modified Duration (years)
                                          7.70      4.12     3.20      2.62     2.22      1.94
First Principal Payment                3/25/11  12/25/04 12/25/03   4/25/03 12/25/02   9/25/02
Last Principal Payment                10/25/13   2/25/07  7/25/05   8/25/04 12/25/03   7/25/03
Principal Lockout (months)                 122        47       35        27       23        20
Principal Window (months)                   32        27       20        17       13        11
Illustrative Yield @ Par (30/360)       7.093%    7.041%   7.008%    6.975%   6.943%    6.913%
-----------------------------------------------------------------------------------------------

Class A-I-4 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         13.31      6.72     5.04      4.00     3.32      2.83
Modified Duration (years)
                                          8.34      5.18     4.10      3.37     2.86      2.49
First Principal Payment               10/25/13   2/25/07  7/25/05   8/25/04 12/25/03   7/25/03
Last Principal Payment                 9/25/14   3/25/08  6/25/06   4/25/05  7/25/04   1/25/04
Principal Lockout (months)                 153        73       54        43       35        30
Principal Window (months)                   12        14       12         9        8         7
Illustrative Yield @ Par (30/360)       7.200%    7.165%   7.141%    7.116%   7.091%    7.066%
-----------------------------------------------------------------------------------------------

Class A-1-5 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         14.46      8.25     6.28      5.00     4.13      3.52
Modified Duration (years)
                                          8.69      6.02     4.89      4.06     3.46      3.01
First Principal Payment                9/25/14   3/25/08  6/25/06   4/25/05  7/25/04   1/25/04
Last Principal Payment                 5/25/16   3/25/10  1/25/08   8/25/06  8/25/05  12/25/04
Principal Lockout (months)                 164        86       65        51       42        36
Principal Window (months)                   21        25       20        17       14        12
Illustrative Yield @ Par (30/360)       7.315%    7.290%   7.272%    7.252%   7.231%    7.210%
-----------------------------------------------------------------------------------------------

Class A-1-6 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         17.86     10.99     8.67      7.00     5.81      4.93
Modified Duration (years)
                                          9.58      7.27     6.18      5.28     4.56      3.99
First Principal Payment                5/25/16   3/25/10  1/25/08   8/25/06  8/25/05  12/25/04
Last Principal Payment                10/25/20  10/25/13  5/25/11   6/25/09  1/25/08  12/25/06
Principal Lockout (months)                 184       110       84        67       55        47
Principal Window (months)                   54        44       41        35       30        25
Illustrative Yield @ Par (30/360)       7.505%    7.488%   7.476%    7.462%   7.448%    7.432%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Notes (Page 3 of 3)
----------------------------------------------------------------------------------------------

Class A-I-7 (to call)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         22.16     15.35    12.87     10.82     9.15      7.84
Modified Duration (years)
                                         10.39      8.76     7.94      7.13     6.37      5.70
First Principal Payment               10/25/20  10/25/13  5/25/11   6/25/09  1/25/08  12/25/06
Last Principal Payment                11/25/23   6/25/17 10/25/14   9/25/12 12/25/10   7/25/09
Principal Lockout (months)                 237       153      124       101       84        71
Principal Window (months)                   38        45       42        40       36        32
Illustrative Yield @ Par (30/360)       7.683%    7.674%   7.668%    7.661%   7.652%    7.643%
-----------------------------------------------------------------------------------------------

Class A-II (to call)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         14.59      7.92     6.22      5.06     4.23      3.61
Modified Duration (years)
                                          8.07      5.26     4.41      3.77     3.28      2.89
First Principal Payment                1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Payment                11/25/23   6/25/17 10/25/14   9/25/12 12/25/10   7/25/09
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  275       198      166       141      120       103
Illustrative Yield @ Par (30/360)       7.526%    7.493%   7.474%    7.455%   7.435%    7.415%
-----------------------------------------------------------------------------------------------

Class A-I-7 (to maturity)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         22.61     16.90    14.35     12.18    10.41      8.99
Modified Duration (years)
                                         10.47      9.14     8.36      7.59     6.86      6.21
First Principal Payment               10/25/20  10/25/13  5/25/11   6/25/09  1/25/08  12/25/06
Last Principal Payment                 9/25/25   4/25/25  5/25/24   7/25/22  2/25/20  11/25/17
Principal Lockout (months)                 237       153      124       101       84        71
Principal Window (months)                   60       139      157       158      146       132
Illustrative Yield @ Par (30/360)       7.687%    7.697%   7.697%    7.696%   7.694%    7.692%
-----------------------------------------------------------------------------------------------

Class A-II (to maturity)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         14.72      8.34     6.62      5.41     4.53      3.88
Modified Duration (years)
                                          8.09      5.36     4.53      3.89     3.40      3.01
First Principal Payment                1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Payment                 9/25/25   4/25/25  5/25/24   7/25/22  3/25/20  12/25/17
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  297       292      281       259      231       204
Illustrative Yield @ Par (30/360)       7.527%    7.504%   7.490%    7.475%   7.459%    7.442%
-----------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 1 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
         Home Loan Group                                      I                         II
        -----------------------------------------------------------------------------------
         Current Balance (as of                    $526,291,555                $22,148,064
        11/28/00)
         Loan Count                                      13,975                        380
         Average Balance                                $37,660                    $58,284
         Maximum Balance                               $100,000                   $100,000
        -----------------------------------------------------------------------------------
         WA Gross WAC                                   13.961%                    13.452%
         Range of Gross Coupons               8.250% to 18.750%          9.125% to 17.490%
         WA Net WAC (%)                                 13.381%                    12.872%
         WA Remaining Term (mos)                            234                        255
         WA Age (mos)                                         2                          2
         WA Orig. Term (mos)                                236                        257
        -----------------------------------------------------------------------------------
         Balloon / Fully Amortizing              0.28% / 99.72%             2.08% / 97.92%
         First Lien / Second Lien                0.03% / 99.97%            0.00% / 100.00%
        -----------------------------------------------------------------------------------
         WA Credit Score                                    696                        706
              Up to 639                                   0.01%                      0.00%
              640 to 679                                 29.80%                     15.81%
              680 to 719                                 50.13%                     57.03%
              720 to 759                                 17.85%                     23.64%
              760 to 799                                  2.18%                      3.52%
              800 or greater                              0.01%                      0.00%
        -----------------------------------------------------------------------------------
         WA Debt-to-Income Ratio                         40.24%                     42.12%
         Range of Debt-to-Income               12.00% to 50.00%           20.00% to 50.00%
        Ratios
         WA CLTV                                        116.20%                    113.23%
         % CLTVs > 100.00%                               93.53%                     91.95%
         Range of CLTVs                       13.00% to 126.00%          12.00% to 125.00%
         % of Pool with Prepay                           52.95%                     54.28%
        Penalties
        -----------------------------------------------------------------------------------
        Property Type
        ------------------------------                   91.25%                     86.17%
         Single Family Detached
         Planned Unit Development                         4.80%                     12.67%
         Condominium                                      2.69%                      0.29%
         Townhouse                                        0.78%                      0.63%
         Two to Four Family                               0.45%                      0.24%
         Manufactured Housing                             0.02%                      0.00%
        -----------------------------------------------------------------------------------
        Occupancy Status
         Owner / Non-Owner Occupied             100.00% / 0.00%            100.00% / 0.00%
        Loan Purpose
         Debt Consolidation                              87.48%                     79.59%
         Cash Out/Refinance                               9.62%                     12.52%
         DC & HI Combination                              1.64%                      3.93%
         Other                                            1.26%                      3.96%
        -----------------------------------------------------------------------------------
        Geographic Concentration (>
        5%)
                                                     CA (9.08%)                CA (28.75%)
                                                     FL (6.81%)                MD  (9.03%)
                                                     MD (5.68%)                 VA (6.62%)
                                                                                WA (5.97%)
        -----------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 2 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             8.001 to 8.500                   1       $29,443.17         0.01%
             9.001 to 9.500                   3        69,840.33         0.01%
             9.501 to 10.000                  5       102,915.97         0.02%
            10.001 to 10.500                 14       335,977.93         0.06%
            10.501 to 11.000                 21       575,726.69         0.11%
            11.001 to 11.500                 53     1,686,766.41         0.32%
            11.501 to 12.000                445    17,780,358.05         3.38%
            12.001 to 12.500                664    27,274,347.40         5.18%
            12.501 to 13.000              2,748   109,514,255.21        20.81%
            13.001 to 13.500              1,689    69,214,515.26        13.15%
            13.501 to 14.000              2,798   108,598,840.16        20.63%
            14.001 to 14.500              1,446    54,357,455.49        10.33%
            14.501 to 15.000              1,854    66,598,462.77        12.65%
            15.001 to 15.500                564    19,527,638.86         3.71%
            15.501 to 16.000                270     8,927,842.22         1.70%
            16.001 to 16.500                167     5,357,397.21         1.02%
            16.501 to 17.000                726    21,403,800.14         4.07%
            17.001 to 17.500                253     7,449,499.67         1.42%
            17.501 to 18.000                230     6,726,444.94         1.28%
            18.001 to 18.500                 22       699,039.43         0.13%
            18.501 or greater                 2        60,988.06         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to             2,646   $56,298,176.48       10.70%
               $25,000.00
              $25,000.01 to               9,219   339,144,894.11       64.44%
               $50,000.00
              $50,000.01 to               2,092   129,249,721.32       24.56%
               $75,000.00
              $75,000.01 to                  18     1,598,763.46        0.30%
               $100,000.00
                                 ---------------------------------------------
                  Total                  13,975  $526,291,555.37      100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 3 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                   33      $973,810.99         0.19%
             70.01 to 75.00                  15       486,616.62         0.09%
             75.01 to 80.00                  71     2,066,031.41         0.39%
             80.01 to 85.00                  58     1,831,642.42         0.35%
             85.01 to 90.00                 115     3,480,876.10         0.66%
             90.01 to 95.00                 285     8,864,564.23         1.68%
             95.01 to 100.00                529    16,371,254.59         3.11%
            100.01 to 105.00                851    28,734,019.73         5.46%
            105.01 to 110.00              1,585    55,918,628.09        10.63%
            110.01 to 115.00              2,202    81,263,356.68        15.44%
            115.01 to 120.00              2,715   105,224,758.73        19.99%
            120.01 to 125.00              5,511   220,781,981.22        41.95%
           Greater than 125.00                5       294,014.56         0.06%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                 0 to 96                     57    $1,424,748.15         0.27%
                97 to 108                    12       303,190.70         0.06%
               109 to 120                   546    16,506,476.25         3.14%
               121 to 144                    12       422,492.74         0.08%
               145 to 156                    10       305,839.72         0.06%
               157 to 168                    65     1,806,730.63         0.34%
               169 to 180                 6,091   212,213,698.51        40.32%
               181 to 288                 2,054    81,725,617.53        15.53%
               289 to 300                 5,079   210,104,015.05        39.92%
            Greater than 300                 49     1,478,746.09         0.28%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%



--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.





Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 4 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1996                        2       $63,256.34         0.01%
                  1997                        5       122,413.33         0.02%
                  1998                       26       813,063.46         0.15%
                  1999                      194     5,994,088.63         1.14%
                  2000                   13,748   519,298,733.61        98.67%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%



           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                   1,149   $47,792,530.63         9.08%
             Florida                        965    35,829,823.14         6.81%
             Maryland                       775    29,885,790.57         5.68%
             Pennsylvania                   724    26,047,986.66         4.95%
             Virginia                       661    25,214,901.34         4.79%
             Ohio                           619    22,812,483.32         4.33%
             Indiana                        576    20,671,164.00         3.93%
             Georgia                        516    19,419,570.01         3.69%
             Illinois                       508    19,134,407.87         3.64%
             Arizona                        459    17,823,722.83         3.39%
             Alabama                        470    16,862,391.56         3.20%
             Michigan                       396    14,613,793.67         2.78%
             New York                       386    14,118,341.69         2.68%
             Missouri                       377    12,997,522.12         2.47%
             Washington                     311    12,513,146.16         2.38%
             Colorado                       279    11,526,771.79         2.19%
             Wisconsin                      308    11,495,675.20         2.18%
             Kansas                         305    10,792,316.05         2.05%
             Other (<2%)                  4,191   156,739,216.76        29.78%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.





Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 5 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
                Up to 20.00                  77    $2,449,059.34         0.46%
             20.01 to 25.00                 319    10,882,750.93         2.07%
             25.01 to 30.00               1,044    36,321,363.23         6.90%
             30.01 to 35.00               2,139    76,005,714.24        14.44%
             35.01 to 40.00               3,096   113,122,148.16        21.49%
             40.01 to 45.00               4,804   176,274,809.41        33.49%
             45.01 to 50.00               2,496   111,235,710.06        21.14%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              620 to 639                      3       $67,853.14         0.01%
              640 to 659                  1,217    35,855,413.59         6.81%
              660 to 679                  3,414   121,009,826.96        22.99%
              680 to 699                  3,581   136,771,275.71        25.99%
              700 to 719                  3,064   127,072,000.33        24.14%
              720 to 739                  1,622    64,585,707.26        12.27%
              740 to 759                    768    29,389,463.02         5.58%
              760 to 779                    246     9,329,593.23         1.77%
              780 to 799                     58     2,150,854.89         0.41%
            800 or greater                    2        59,567.24         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 6 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

Loan Group I

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                     6,712  $247,598,653.30        47.05%
               3 months                       2        53,888.59         0.01%
               6 months                       9       263,061.77         0.05%
               12 months                    235     9,936,210.84         1.89%
               24 months                     20       812,404.92         0.15%
               25 months                      1        34,175.84         0.01%
               30 months                     33     1,365,084.39         0.26%
               32 months                      1        31,747.17         0.01%
               36 months                  6,533   251,124,703.58        47.72%
               42 months                     18       803,641.65         0.15%
               48 months                      1        58,872.79         0.01%
               60 months                    387    13,363,092.81         2.54%
                N/A (A)                      23       846,017.72         0.17%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

        Note: (A) Will not exceed 60 months.


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 7 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             9.001 to 9.500                   2      $118,182.12         0.53%
            11.001 to 11.500                  3       174,343.04         0.79%
            11.501 to 12.000                 17     1,081,335.53         4.88%
            12.001 to 12.500                 28     1,736,328.61         7.84%
            12.501 to 13.000                 96     5,875,554.88        26.53%
            13.001 to 13.500                 67     4,080,478.28        18.42%
            13.501 to 14.000                 81     4,721,740.04        21.32%
            14.001 to 14.500                 35     1,929,408.18         8.71%
            14.501 to 15.000                 25     1,277,631.27         5.77%
            15.001 to 15.500                 12       564,893.00         2.55%
            15.501 to 16.000                  5       274,196.22         1.24%
            16.001 to 16.500                  2        62,763.68         0.28%
            16.501 to 17.000                  6       216,249.91         0.98%
            17.001 to 17.500                  1        34,959.28         0.16%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%



           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to                 9      $188,621.16        0.85%
               $25,000.00
              $25,000.01 to                 124     5,524,480.32       24.94%
               $50,000.00
              $50,000.01 to                 233    15,134,165.41       68.33%
               $75,000.00
              $75,000.01 to                  14     1,300,797.15        5.87%
               $100,000.00
                                 ---------------------------------------------
                  Total                     380   $22,148,064.04      100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 8 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                    2       $88,603.26         0.40%
             75.01 to 80.00                   1        17,963.79         0.08%
             85.01 to 90.00                   7       319,454.76         1.44%
             90.01 to 95.00                  12       527,522.68         2.38%
             95.01 to 100.00                 17       827,891.54         3.74%
            100.01 to 105.00                 38     2,277,366.23        10.28%
            105.01 to 110.00                 58     3,137,656.71        14.17%
            110.01 to 115.00                 80     4,654,160.79        21.01%
            115.01 to 120.00                 77     4,617,996.50        20.85%
            120.01 to 125.00                 88     5,679,447.78        25.64%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                Up to 96                      1       $52,775.06         0.24%
               109 to 120                    12       638,254.13         2.88%
               157 to 168                     7       297,273.27         1.34%
               169 to 180                    97     5,214,090.91        23.54%
               181 to 288                    64     3,862,153.30        17.44%
               289 to 300                   188    11,464,161.06        51.76%
            Greater than 300                 11       619,356.31         2.80%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 9 of 11)
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1998                        1       $52,775.06         0.24%
                  1999                       13       719,827.51         3.25%
                  2000                      366    21,375,461.47        96.51%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%




           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                     108    $6,366,889.40        28.75%
             Maryland                        35     1,999,141.49         9.03%
             Virginia                        22     1,466,230.14         6.62%
             Washington                      22     1,321,716.70         5.97%
             Georgia                         19       971,826.86         4.39%
             Colorado                        16       943,662.63         4.26%
             New York                        12       709,247.11         3.20%
             Arizona                         12       690,057.00         3.12%
             Illinois                        13       619,479.38         2.80%
             Ohio                            10       608,159.07         2.75%
             New Jersey                       9       500,829.16         2.26%
             Florida                          9       467,918.69         2.11%
             Other (<2%)                     93     5,482,906.41        24.76%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 10 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
             15.01 to 20.00                   1       $74,728.73         0.34%
             20.01 to 25.00                   4       185,212.54         0.84%
             25.01 to 30.00                  20     1,019,634.80         4.60%
             30.01 to 35.00                  40     2,278,850.16        10.29%
             35.01 to 40.00                  75     4,454,293.50        20.11%
             40.01 to 45.00                 100     5,991,676.96        27.05%
             45.01 to 50.00                 140     8,143,667.35        36.77%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              640 to 659                     10      $432,781.69         1.95%
              660 to 679                     64     3,069,551.64        13.86%
              680 to 699                     93     5,190,525.58        23.44%
              700 to 719                    120     7,439,433.89        33.59%
              720 to 739                     54     3,730,644.29        16.84%
              740 to 759                     24     1,506,179.83         6.80%
              760 to 779                     14       728,998.28         3.29%
              780 to 799                      1        49,948.84         0.23%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%



--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 11 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                       178   $10,126,114.95        45.72%
               12 months                      6       347,817.07         1.57%
               24 months                      1        74,940.06         0.34%
               30 months                      1        61,971.14         0.28%
               36 months                    188    11,195,052.24        50.55%
               42 months                      1        53,950.69         0.24%
               60 months                      5       288,217.89         1.30%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


--------------------------------------------------------------------------------

                                    BEAR STEARNS

This information should be considered only after reading Bear Stearns' Statement
Regarding Assumptions as to Securities,  Pricing Estimates and Other Information
(the "Statement"), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.



                              NEW ISSUE COMPUTATIONAL MATERIALS



                       New Issue Computational Materials


                           $575,000,000 (Approximate)
                            Home Loan-Backed Notes,
                                Series 2000-HI5

                Residential Funding Mortgage Securities II, Inc.
                                   Depositor

                            Home Loan Trust 2000-HI5
                                     Issuer

                        Residential Funding Corporation
                           Seller and Master Servicer


                                December 4, 2000


Neither the Seller, the Servicer, nor the Trust, nor any of its affiliates make any representations as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein addresses only certain aspects of the applicable notes' characteristics and thus does not provide a complete assessment of the notes. As such, the information may not reflect the impact of all structural characteristics of the notes. The assumptions underlying the information, including structure and collateral, may be modified from time to time to reflect changed circumstances. The attached term sheet is not intended to be a Prospectus and any investment decision with respect to the notes should be made by you based solely upon all of the information contained in the final Prospectus and Prospectus Supplement. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The notes may not be sold nor may an offer to buy be accepted prior to the delivery of a final Prospectus and Prospectus Supplement relating to the notes. All information described herein is preliminary, limited in nature and subject to completion or amendment. No representation is made that the above referenced notes will actually perform as described in any scenario presented. Neither the Seller, the Servicer, nor the Trust has prepared, reviewed or participated in the preparation hereof. The Seller, the Servicer and the Trust are not responsible for the accuracy hereof and they have not authorized its dissemination. A final Prospectus and Prospectus Supplement may be obtained by contacting Salomon Smith Barney's Syndicate Desk at (212) 723-6171.

  This page must be accompanied by the disclaimer included on the cover of these materials. If you did not receive such a disclaimer please contact your Salomon Smith Barney Financial Advisor immediately.

Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 1 of 6)
----------------------------------------------------------------------------------------------


                           $575,000,000 (Approximate)


Issuer:                             Home Loan Trust 2000-HI5

Depositor:                          Residential Funding Mortgage Securities II, Inc.

Seller:                             Residential Funding Corporation

Credit Enhancer:                    Ambac Assurance Corporation ("Ambac")

Underwriter:                        Lead Manager:  Bear, Stearns & Co. Inc.
                                    ------------
                                    Co-Managers:   Residential Funding Securities Corporation;
                                    -----------
                                                   Salomon Smith Barney

Master Servicer:                    Residential  Funding  Corporation  (the "Master  Servicer"
                                    or "RFC").

Initial Subservicer:                GMAC  Mortgage  Corporation  ("GMACMC"),  an  affiliate of the Depositor.

Indenture Trustee:                  The Chase Manhattan Bank

Owner Trustee:               Wilmington Trust Company

Characteristics of the Notes (a), (b), (c), (d), (e)

------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------
              Home      Original              Avg      Principal PrincipalFinal
Offered       Loan     Principal               Life    Lockout   Window     Sch.        Ratings
Notes        Group       Balance    Coupon    To Call  (months)  (months) Maturity   (Moody's/S&P)
                                              (years)                       Date
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Class          I     $116,305,000   Fixed      0.90     None      19      5/25/09      Aaa / AAA
A-I-1
Class          I      56,395,000    Fixed      2.00      18       10      8/25/11      Aaa / AAA
A-I-2
Class          I      81,213,000    Fixed      3.00      27       17      1/25/14      Aaa / AAA
A-I-3
Class          I      37,298,000    Fixed      4.00      43        9      12/25/14     Aaa / AAA
A-I-4
Class          I      58,603,000    Fixed      5.00      51       17      12/25/16     Aaa / AAA
A-I-5
Class          I      88,358,000    Fixed      7.00      67       35      1/25/21      Aaa / AAA
A-I-6
Class          I     111,828,000    Fixed     10.82     101       40      12/25/30     Aaa / AAA
A-I-7
Class A-II     II     25,000,000    Fixed      5.06     None      141     12/25/30     Aaa / AAA
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Notes:
  (a)       100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  0.9286% per annum in each month  thereafter until month 15. On and after month 15, 15.0% CPR.
  (b)       Transaction priced to 10% clean-up call.
  (c)       100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (d)       The Note Rate  applicable  to the Class  A-I-7  Notes and the Class  A-II Notes will increase by 0.50% if the 10% clean-up call is not exercised.
  (e)       The principal balance of each Class of Notes is subject to a 5% variance.






Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 2 of 6)
----------------------------------------------------------------------------------------------

The Notes: Home Loan Trust 2000-HI5 will issue 8 classes of Home Loan-Backed Notes (namely, the Class A-I-1, Class A-I-2, Class A-I-3,
                                    Class A-I-4, Class A-I-5, Class A-I-6, Class
                                    A-I-7 and Class A-II Notes (the "Notes")).

The Assets of the Trust:            The  assets  of the  Trust  will  include  two  groups  of conventional,  closed-end,  second-lien,  fixed-rate  home loans (the "Home  Loans"),  the  proceeds of which will be
                                    used   primarily  for  debt   consolidation   and/or  home
                                    improvements.   The  Home   Loans   will  be   secured  by
                                    mortgages,  deeds  of  trust  or  other  similar  security instruments.  Substantially  all of the  Home  Loans  will have a combined loan-to-value ratio in excess of 100%.

Statistical Cut-off Date:           As of November 28, 2000.

Cut-off Date:                       As of December 1, 2000.

Closing Date:                       On or about December 21, 2000.

Payment Date:                       The  25th  of  each  month  (or the  next  business  day), commencing on January 25, 2001.

Delay Days:                         The Notes will have a payment delay of 24 days.

Note Rate:                          Interest  will  accrue on all of the Notes at a fixed rate during  the  month  prior  to the  month  of  the  related
                                    Payment Date on a 30/360-day basis.

                                    The Note Rate  applicable to the Class A-I-7
                                    Notes and Class A-II Notes will  increase by
                                    0.50% after the Step-Up  Date.  The "Step-Up
                                    Date" is the first  Payment Date after which
                                    the current Pool Principal  Balance declines
                                    to  10%  or  less  of  the   original   Pool
                                    Principal Balance of the Home Loans.





Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 3 of 6)
----------------------------------------------------------------------------------------------

Principal:                          Payments of  principal  will be  distributed  concurrently to (a) the Class A-I  Notes in the  aggregate  and (b) the
                                    Class A-II Notes,  in each case  allocated  in  proportion to the  percentage  of the principal  collections  derived from the related loan group for such payment  date,  until
                                    the  note   balances   of  the  Class  A-I  Notes  in  the
                                    aggregate  or the Class A-II  Notes  have been  reduced to zero.  From then on,  these  amounts  will be  distributed to the  remaining  class or classes of Class A Notes until their note balances have been reduced to zero.

                                    Any payments of principal allocable to the Class A-I Notes shall be paid to the Class
                                    A-I-1  Notes,  the Class  A-I-2  Notes,  the
                                    Class A-I-3 Notes, the Class A-I-4 Notes, the Class A-I-5 Notes, the Class A-I-6
                                    Notes, and the Class A-I-7 Notes, in that order, in each case until the outstanding note balance of each of these notes has been reduced to zero.

                                    Any payments of  principal  allocable to the
                                    Class A-II Notes  shall be paid to the Class
                                    A-II  Notes  until  the   outstanding   note
                                    balance has been reduced to zero.







Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 4 of 6)
----------------------------------------------------------------------------------------------

Priority of Payments: On each Payment Date, principal and interest collections will be allocated from the payment account in the following order of priority:

(1)     To pay accrued interest due on the Notes;

(2) To pay as principal on the Notes, an amount equal to the principal collection distribution amount for such Payment Date;

(3) To pay as principal on the Notes, an amount equal to the liquidation loss distribution amount for such Payment Date;

(4) To pay the Credit Enhancer the premium for the Policy, any previously unpaid premiums for the Policy with interest and any payments in connection with the limited reimbursement agreement;

(5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, with interest;

(6)  To pay as additional  principal on the Notes,  an amount (if any) necessary
     to  bring  the  amount  of   overcollateralization   up  to  the   required
     overcollateralization  amount for such Payment Date;  (7) To pay the Credit
     Enhancer any other amounts owed under the insurance  agreement;  and (8) To pay any remaining amounts to the holders of the Notes.

Credit Enhancement: Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization, and (3) the Ambac
     Insurance Policy.

               Excess  Spread:  The  interest due on the Home Loans is generally expected  to be  higher  than the  interest  due on the Notes and other  fees  and  expenses  of the  Trust,  resulting  in  excess interest collections  ("Excess Spread"),  which will be available
               to  fund   distributions  on  the  Notes,   commencing  with  the
               Distribution  Date in  February  2001.  Such amount can vary over time based on the prepayment  and default  experience of the Home
               Loans.  On each Payment Date,  other than the first Payment Date, any Excess  Spread  from the  related  collection  period will be available to cover losses and build overcollateralization on such
               Payment Date.





Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 5 of 6)
----------------------------------------------------------------------------------------------

               Overcollateralization:  The initial  overcollateralization amount will be equal to 0.00% of the Original Pool Principal  Balance on the Closing Date. Commencing with the February 2001 Payment Date,
               Excess Spread will be applied,  to the extent available,  to make accelerated payments of principal to the securities then entitled to receive payments of principal; such application will cause the aggregate principal balance of the Notes to amortize more rapidly
               than   the   Home   Loans,   resulting   in   a   build   up   of
               overcollateralization.  Prior to the Stepdown Date, the "Required
               Overcollateralization  Amount"  will be  equal  to  2.00%  of the original Pool Principal  Balance.  On or after the Stepdown Date, the  Required  Overcollateralization  Amount  will be  permitted, subject to  certain  performance  triggers  being  satisfied,  to decrease to 4.00% of current Pool  Principal  Balance of the Home
               Loans, subject to a floor of 0.50% of the original Pool Principal
               Balance.

               Ambac Insurance Policy: Ambac Assurance  Corporation (the "Credit
               Enhancer") will unconditionally and irrevocably guarantee: (a) timely payment of interest, (b) the amount of any losses not covered by excess spread or overcollateralization, and (c) the payment of principal on the Notes by no later than their respective final scheduled maturity date. The Insurance Policy is not revocable for any reason.

Stepdown Date: The Stepdown Date is the Payment Date occurring on the later of:

(1)     the Payment Date in January, 2003 (i.e., on the 37th Payment Date); and

(2) the first Payment Date on which the current Pool Principal Balance has been reduced to less than 50% of the original Pool Principal Balance.

Master Servicing Fee: With respect to each Home Loan Group, the primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master Servicing Fee.






Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Preliminary Term Sheet (Page 6 of 6)
----------------------------------------------------------------------------------------------

Subservicing                        Fee:  With  respect to each Home Loan Group,
                                    the  Trust  is  subject  to  certain   fees,
                                    including  the  Subservicing  Fee, as of the
                                    Cut-Off  Date,  of  approximately  0.50% per
                                    annum, payable monthly.

Advancing:                          There is no required  advancing  of  delinquent  principal or interest by the Master Servicer,  the Subservicer,  the
                                    Trustees, the Credit Enhancer or any other entity.

Optional Redemption:                The Master  Servicer  may, at its option,  effect an early redemption  or  termination  of the  Notes  on  the  first
                                    Payment  Date after the Payment  Date on which the current
                                    Pool  Principal  Balance  declines to less than 10% of the original  Pool  Principal  Balance  of the Home Loans (the
                                    "Step-Up Date").

Form of Registration:               Book-Entry  form, same day funds through DTC,  Clearstream and Euroclear.

Tax Status:                         For  federal  income  tax  purposes,  the  Notes  will  be characterized as indebtedness of the Issuer.

ERISA Eligibility: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEA                               Treatment:  The  Notes  will not  constitute
                                    "mortgage related securities" for purposes of SMMEA.





Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Notes (Page 1 of 3)
----------------------------------------------------------------------------------------------



Characteristics of the Notes (a), (b), (c), (d), (e)

------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------
              Home      Original              Avg      Principal PrincipalFinal
Offered       Loan     Principal               Life    Lockout   Window     Sch.        Ratings
Notes        Group       Balance    Coupon    To Call  (months)  (months) Maturity   (Moody's/S&P)
                                              (years)                       Date
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Class          I     $116,305,000   Fixed      0.90     None      19      5/25/09      Aaa / AAA
A-I-1
Class          I      56,395,000    Fixed      2.00      18       10      8/25/11      Aaa / AAA
A-I-2
Class          I      81,213,000    Fixed      3.00      27       17      1/25/14      Aaa / AAA
A-I-3
Class          I      37,298,000    Fixed      4.00      43        9      12/25/14     Aaa / AAA
A-I-4
Class          I      58,603,000    Fixed      5.00      51       17      12/25/16     Aaa / AAA
A-I-5
Class          I      88,358,000    Fixed      7.00      67       35      1/25/21      Aaa / AAA
A-I-6
Class          I     111,828,000    Fixed     10.82     101       40      12/25/30     Aaa / AAA
A-I-7
Class A-II     II     25,000,000    Fixed      5.06     None      141     12/25/30     Aaa / AAA
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Notes:
  (a)       100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  0.9286% per annum in each month  thereafter until month 15. On and after month 15, 15.0% CPR.
  (b)       Transaction priced to 10% clean-up call.
  (c)       100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (d)       The Note Rate  applicable  to the Class  A-I-7  Notes and the Class  A-II Notes will increase by 0.50% if the 10% clean-up call is not exercised.
  (e)       The principal balance of each Class of Notes is subject to a 5% variance.


Class A-I-1 (to call / to mty)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                           4.29       1.36       1.07       0.90      0.79       0.72
Modified Duration (years)
                                           3.43       1.24       0.99       0.84      0.74       0.67
First Principal Payment                 1/25/01    1/25/01    1/25/01    1/25/01   1/25/01    1/25/01
Last Principal Payment                 11/25/08    8/25/03   12/25/02    7/25/02   5/25/02    3/25/02
Principal Lockout (months)                    0          0          0          0         0          0
Principal Window (months)                    95         32         24         19        17         15
Illustrative Yield @ Par (30/360)        7.149%     6.902%     6.804%     6.719%    6.645%     6.578%
------------------------------------------------------------------------------------------------------

Class A-I-2 (to call / to mty)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                           9.13       3.31       2.47       2.00      1.70       1.49
Modified Duration (years)
                                           6.56       2.87       2.20       1.81      1.56       1.37
First Principal Payment                11/25/08    8/25/03   12/25/02    7/25/02   5/25/02    3/25/02
Last Principal Payment                  3/25/11   12/25/04   12/25/03    4/25/03  12/25/02    9/25/02
Principal Lockout (months)                   94         31         23         18        16         14
Principal Window (months)                    29         17         13         10         8          7
Illustrative Yield @ Par (30/360)        6.971%     6.880%     6.832%     6.786%    6.744%     6.705%
------------------------------------------------------------------------------------------------------



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Notes (Page 2 of 3)
----------------------------------------------------------------------------------------------

Class A-I-3 (to call / to mty)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          11.61       5.06       3.76       3.00      2.50       2.16
Modified Duration (years)
                                           7.70       4.12       3.20       2.62      2.22       1.94
First Principal Payment                 3/25/11   12/25/04   12/25/03    4/25/03  12/25/02    9/25/02
Last Principal Payment                 10/25/13    2/25/07    7/25/05    8/25/04  12/25/03    7/25/03
Principal Lockout (months)                  122         47         35         27        23         20
Principal Window (months)                    32         27         20         17        13         11
Illustrative Yield @ Par (30/360)        7.093%     7.041%     7.008%     6.975%    6.943%     6.913%
------------------------------------------------------------------------------------------------------

Class A-I-4 (to call / to mty)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          13.31       6.72       5.04       4.00      3.32       2.83
Modified Duration (years)
                                           8.34       5.18       4.10       3.37      2.86       2.49
First Principal Payment                10/25/13    2/25/07    7/25/05    8/25/04  12/25/03    7/25/03
Last Principal Payment                  9/25/14    3/25/08    6/25/06    4/25/05   7/25/04    1/25/04
Principal Lockout (months)                  153         73         54         43        35         30
Principal Window (months)                    12         14         12          9         8          7
Illustrative Yield @ Par (30/360)        7.200%     7.165%     7.141%     7.116%    7.091%     7.066%
------------------------------------------------------------------------------------------------------

Class A-1-5 (to call / to mty)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          14.46       8.25       6.28       5.00      4.13       3.52
Modified Duration (years)
                                           8.69       6.02       4.89       4.06      3.46       3.01
First Principal Payment                 9/25/14    3/25/08    6/25/06    4/25/05   7/25/04    1/25/04
Last Principal Payment                  5/25/16    3/25/10    1/25/08    8/25/06   8/25/05   12/25/04
Principal Lockout (months)                  164         86         65         51        42         36
Principal Window (months)                    21         25         20         17        14         12
Illustrative Yield @ Par (30/360)        7.315%     7.290%     7.272%     7.252%    7.231%     7.210%
------------------------------------------------------------------------------------------------------

Class A-1-6 (to call / to mty)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          17.86      10.99       8.67       7.00      5.81       4.93
Modified Duration (years)
                                           9.58       7.27       6.18       5.28      4.56       3.99
First Principal Payment                 5/25/16    3/25/10    1/25/08    8/25/06   8/25/05   12/25/04
Last Principal Payment                 10/25/20   10/25/13    5/25/11    6/25/09   1/25/08   12/25/06
Principal Lockout (months)                  184        110         84         67        55         47
Principal Window (months)                    54         44         41         35        30         25
Illustrative Yield @ Par (30/360)        7.505%     7.488%     7.476%     7.462%    7.448%     7.432%
------------------------------------------------------------------------------------------------------




Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Notes (Page 3 of 3)
----------------------------------------------------------------------------------------------

Class A-I-7 (to call)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          22.16      15.35      12.87      10.82      9.15       7.84
Modified Duration (years)
                                          10.39       8.76       7.94       7.13      6.37       5.70
First Principal Payment                10/25/20   10/25/13    5/25/11    6/25/09   1/25/08   12/25/06
Last Principal Payment                 11/25/23    6/25/17   10/25/14    9/25/12  12/25/10    7/25/09
Principal Lockout (months)                  237        153        124        101        84         71
Principal Window (months)                    38         45         42         40        36         32
Illustrative Yield @ Par (30/360)        7.683%     7.674%     7.668%     7.661%    7.652%     7.643%
------------------------------------------------------------------------------------------------------

Class A-II (to call)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          14.59       7.92       6.22       5.06      4.23       3.61
Modified Duration (years)
                                           8.07       5.26       4.41       3.77      3.28       2.89
First Principal Payment                 1/25/01    1/25/01    1/25/01    1/25/01   1/25/01    1/25/01
Last Principal Payment                 11/25/23    6/25/17   10/25/14    9/25/12  12/25/10    7/25/09
Principal Lockout (months)                    0          0          0          0         0          0
Principal Window (months)                   275        198        166        141       120        103
Illustrative Yield @ Par (30/360)        7.526%     7.493%     7.474%     7.455%    7.435%     7.415%
------------------------------------------------------------------------------------------------------

Class A-I-7 (to maturity)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          22.61      16.90      14.35      12.18     10.41       8.99
Modified Duration (years)
                                          10.47       9.14       8.36       7.59      6.86       6.21
First Principal Payment                10/25/20   10/25/13    5/25/11    6/25/09   1/25/08   12/25/06
Last Principal Payment                  9/25/25    4/25/25    5/25/24    7/25/22   2/25/20   11/25/17
Principal Lockout (months)                  237        153        124        101        84         71
Principal Window (months)                    60        139        157        158       146        132
Illustrative Yield @ Par (30/360)        7.687%     7.697%     7.697%     7.696%    7.694%     7.692%
------------------------------------------------------------------------------------------------------

Class A-II (to maturity)
------------------------------------------------------------------------------------------------------
% of Prepayment Assumption                   0%        50%        75%       100%      125%    150%
Ramp to                                   0.00%      7.50%     11.25%     15.00%    18.75%     22.50%
------------------------------------------------------------------------------------------------------
Average Life (years)
                                          14.72       8.34       6.62       5.41      4.53       3.88
Modified Duration (years)
                                           8.09       5.36       4.53       3.89      3.40       3.01
First Principal Payment                 1/25/01    1/25/01    1/25/01    1/25/01   1/25/01    1/25/01
Last Principal Payment                  9/25/25    4/25/25    5/25/24    7/25/22   3/25/20   12/25/17
Principal Lockout (months)                    0          0          0          0         0          0
Principal Window (months)                   297        292        281        259       231        204
Illustrative Yield @ Par (30/360)        7.527%     7.504%     7.490%     7.475%    7.459%     7.442%
------------------------------------------------------------------------------------------------------



Residential Funding Mortgage Securities II, Inc.
Home Loan Trust 2000-HI5
Computational Materials: Information Relating to the Collateral (Page 1 of 1)
----------------------------------------------------------------------------------------------



----------------------------------------------------------------------------------------------

   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
         Home Loan Group                                      I                         II
        -----------------------------------------------------------------------------------
         Current Balance (as of                    $526,291,555                $22,148,064
        11/28/00)
         Loan Count                                      13,975                        380
         Average Balance                                $37,660                    $58,284
         Maximum Balance                               $100,000                   $100,000
        -----------------------------------------------------------------------------------
         WA Gross WAC                                   13.961%                    13.452%
         Range of Gross Coupons               8.250% to 18.750%          9.125% to 17.490%
         WA Net WAC (%)                                 13.381%                    12.872%
         WA Remaining Term (mos)                            234                        255
         WA Age (mos)                                         2                          2
         WA Orig. Term (mos)                                236                        257
        -----------------------------------------------------------------------------------
         Balloon / Fully Amortizing              0.28% / 99.72%             2.08% / 97.92%
         First Lien / Second Lien                0.03% / 99.97%            0.00% / 100.00%
        -----------------------------------------------------------------------------------
         WA Credit Score                                    696                        706
              Up to 639                                   0.01%                      0.00%
              640 to 679                                 29.80%                     15.81%
              680 to 719                                 50.13%                     57.03%
              720 to 759                                 17.85%                     23.64%
              760 to 799                                  2.18%                      3.52%
              800 or greater                              0.01%                      0.00%
        -----------------------------------------------------------------------------------
         WA Debt-to-Income Ratio                         40.24%                     42.12%
         Range of Debt-to-Income               12.00% to 50.00%           20.00% to 50.00%
        Ratios
         WA CLTV                                        116.20%                    113.23%
         % CLTVs > 100.00%                               93.53%                     91.95%
         Range of CLTVs                       13.00% to 126.00%          12.00% to 125.00%
         % of Pool with Prepay                           52.95%                     54.28%
        Penalties
        -----------------------------------------------------------------------------------
        Property Type
        ------------------------------                   91.25%                     86.17%
         Single Family Detached
         Planned Unit Development                         4.80%                     12.67%
         Condominium                                      2.69%                      0.29%
         Townhouse                                        0.78%                      0.63%
         Two to Four Family                               0.45%                      0.24%
         Manufactured Housing                             0.02%                      0.00%
        -----------------------------------------------------------------------------------
        Occupancy Status
         Owner / Non-Owner Occupied             100.00% / 0.00%            100.00% / 0.00%
        Loan Purpose
         Debt Consolidation                              87.48%                     79.59%
         Cash Out/Refinance                               9.62%                     12.52%
         DC & HI Combination                              1.64%                      3.93%
         Other                                            1.26%                      3.96%
        -----------------------------------------------------------------------------------
        Geographic Concentration (>
        5%)
                                                     CA (9.08%)                CA (28.75%)
                                                     FL (6.81%)                MD  (9.03%)
                                                     MD (5.68%)                 VA (6.62%)
                                                                                WA (5.97%)
        -----------------------------------------------------------------------------------



                                    GMAC RFC

                           $575,000,000 (APPROXIMATE)

                          RFMS II Series 2000-HI5 Trust

                             Home Loan-Backed Notes

                Residential Funding Mortgage Securities II, Inc.
                                    Depositor


                         Residential Funding Corporation
                           Seller and Master Servicer

The following is a revised preliminary Term Sheet. All terms and statements are subject to further change.

                         RESIDENTIAL FUNDING SECURITIES
                                 A GMAC COMPANY

                                 as Underwriter



                                December 5, 2000



________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner






Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information

--------------------------------------------------------------------------------
The information herein has been provided solely by Residential Funding Securities Corporation ("RFSC") based on information with respect to the mortgage loans provided by Residential Funding Corporation ("RFC") and its affiliates. Neither RFC nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein.

The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commissions (SEC). All assumptions and information in this report reflect RFSC's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices.

Further, RFSC does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. RFSC (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments.

In addition, RFSC may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein shall be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and, if required prospectus supplement.

Finally, RFSC has not addressed the legal, accounting and tax implications of the analysis with respect to you, and RFSC strongly urges you to seek advice from your counsel, accountant and tax advisor.


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner

RFMS II Series 2000-HI5
Home Loan-Backed Notes, Series 2000-HI5
$575,000,000 (Approximate)

Computational Materials: Preliminary Term Sheet (Page 1 of 6)
--------------------------------------------------------------------------------


                           $575,000,000 (Approximate)


Issuer:                             Home Loan Trust 2000-HI5

Depositor:                          Residential Funding Mortgage Securities II, Inc.

Seller:                             Residential Funding Corporation

Credit Enhancer:                    Ambac Assurance Corporation ("Ambac")

Underwriter:                        Lead Manager:  Bear, Stearns & Co. Inc.
                                    Co-Managers:   Residential Funding Securities Corporation;
                                                   Salomon Smith Barney

Master Servicer:                    Residential  Funding  Corporation  (the "Master  Servicer"
                                    or "RFC").

Initial Subservicer:                GMAC  Mortgage  Corporation  ("GMACMC"),  an  affiliate of the Depositor.

Indenture Trustee:                  The Chase Manhattan Bank

Owner Trustee:                       Wilmington Trust Company

The Notes: Home Loan Trust 2000-HI5 will issue 8 classes of Home Loan-Backed Notes (namely, the Class A-I-1, Class A-I-2, Class A-I-3,
                                    Class A-I-4, Class A-I-5, Class A-I-6, Class
                                    A-I-7 and Class A-II Notes (the "Notes")).

Characteristics of the Notes (a), (b), (c), (d), (e)

------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------
              Home      Original              Avg      Principal PrincipalFinal
Offered       Loan     Principal               Life    Lockout   Window     Sch.        Ratings
Notes        Group       Balance    Coupon    To Call  (months)  (months) Maturity   (Moody's/S&P)
                                              (years)                       Date
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Class          I     $116,305,000   Fixed      0.90     None      19      5/25/09      Aaa / AAA
A-I-1
Class          I      56,395,000    Fixed      2.00      18       10      8/25/11      Aaa / AAA
A-I-2
Class          I      81,213,000    Fixed      3.00      27       17      1/25/14      Aaa / AAA
A-I-3
Class          I      37,298,000    Fixed      4.00      43        9      12/25/14     Aaa / AAA
A-I-4
Class          I      58,603,000    Fixed      5.00      51       17      12/25/16     Aaa / AAA
A-I-5
Class          I      88,358,000    Fixed      7.00      67       35      1/25/21      Aaa / AAA
A-I-6
Class          I     111,828,000    Fixed     10.82     101       40      12/25/30     Aaa / AAA
A-I-7
Class A-II     II     25,000,000    Fixed      5.06     None      141     12/25/30     Aaa / AAA
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Notes:
  (a)       100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  0.9286% per annum in each month  thereafter until month 15. On and after month 15, 15.0% CPR.
  (b)       Transaction priced to 10% clean-up call.
  (c)       100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (d)       The Note Rate  applicable  to the Class  A-I-7  Notes and the Class  A-II Notes will increase by 0.50% if the 10% clean-up call is not exercised.
  (e)       The principal balance of each Class of Notes is subject to a 5% variance.

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Preliminary Term Sheet (Page 2 of 6)
----------------------------------------------------------------------------------------------

The Assets of the Trust:            The  assets  of the  Trust  will  include  two  groups  of conventional,  closed-end,  second-lien,  fixed-rate  home loans (the "Home  Loans"),  the  proceeds of which will be
                                    used   primarily  for  debt   consolidation   and/or  home
                                    improvements.   The  Home   Loans   will  be   secured  by
                                    mortgages,  deeds  of  trust  or  other  similar  security instruments.  Substantially  all of the  Home  Loans  will have a combined loan-to-value ratio in excess of 100%.

Statistical Cut-off Date:           As of November 28, 2000.

Cut-off Date:                       As of December 1, 2000.

Closing Date:                       On or about December 21, 2000.

Payment Date:                       The  25th  of  each  month  (or the  next  business  day), commencing on January 25, 2001.

Delay Days:                         The Notes will have a payment delay of 24 days.

Note Rate:                          Interest  will  accrue on all of the Notes at a fixed rate during  the  month  prior  to the  month  of  the  related
                                    Payment Date on a 30/360-day basis.

                                    The Note Rate  applicable to the Class A-I-7
                                    Notes and Class A-II Notes will  increase by
                                    0.50% after the Step-Up  Date.  The "Step-Up
                                    Date" is the first  Payment Date after which
                                    the current Pool Principal  Balance declines
                                    to  10%  or  less  of  the   original   Pool
                                    Principal Balance of the Home Loans.


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Preliminary Term Sheet (Page 3 of 6)
----------------------------------------------------------------------------------------------

Principal:                          Payments of  principal  will be  distributed  concurrently to (a) the Class A-I  Notes in the  aggregate  and (b) the
                                    Class A-II Notes,  in each case  allocated  in  proportion to the  percentage  of the principal  collections  derived from the related loan group for such payment  date,  until
                                    the  note   balances   of  the  Class  A-I  Notes  in  the
                                    aggregate  or the Class A-II  Notes  have been  reduced to zero.  From then on,  these  amounts  will be  distributed to the  remaining  class or classes of Class A Notes until their note balances have been reduced to zero.

                                    Any payments of principal allocable to the Class A-I Notes shall be paid to the Class
                                    A-I-1  Notes,  the Class  A-I-2  Notes,  the
                                    Class A-I-3 Notes, the Class A-I-4 Notes, the Class A-I-5 Notes, the Class A-I-6
                                    Notes, and the Class A-I-7 Notes, in that order, in each case until the outstanding note balance of each of these notes has been reduced to zero.

                                    Any payments of  principal  allocable to the
                                    Class A-II Notes  shall be paid to the Class
                                    A-II  Notes  until  the   outstanding   note
                                    balance has been reduced to zero.



________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Preliminary Term Sheet (Page 4 of 6)
----------------------------------------------------------------------------------------------

Priority of Payments:               On each Payment Date,  principal and interest  collections
                                    will  be  allocated  from  the  payment   account  in  the
                                    following order of priority:

(1)     To pay accrued interest due on the Notes;

(2) To pay as principal on the Notes, an amount equal to the principal collection distribution amount for such Payment Date;

(3) To pay as principal on the Notes, an amount equal to the liquidation loss distribution amount for such Payment Date;

(4) To pay the Credit Enhancer the premium for the Policy, any previously unpaid premiums for the Policy with interest and any payments in connection with the limited reimbursement agreement;

(5) To reimburse the Credit Enhancer for certain prior draws made on the Policy, with interest;

(6)  To pay as additional  principal on the Notes,  an amount (if any) necessary
     to  bring  the  amount  of   overcollateralization   up  to  the   required
     overcollateralization amount for such Payment Date;

(7) To pay the Credit Enhancer any other amounts owed under the insurance agreement; and

(8)  To pay any remaining amounts to the holders of the Certificates.

Credit Enhancement:

                    Credit enhancement with respect to the Notes will be provided by (1) Excess Spread, (2) Overcollateralization, and (3) the Ambac Insurance Policy.

                                    Excess Spread:  The interest due on the Home
                                    Loans is  generally  expected  to be  higher
                                    than the interest due on the Notes and other
                                    fees and expenses of the Trust, resulting in
                                    excess   interest    collections    ("Excess
                                    Spread"),  which will be  available  to fund
                                    distributions on the Notes,  commencing with
                                    the Distribution Date in February 2001. Such
                                    amount  can  vary  over  time  based  on the
                                    prepayment  and  default  experience  of the
                                    Home Loans. On each Payment Date, other than
                                    the first  Payment  Date,  any Excess Spread
                                    from the related  collection  period will be
                                    available   to  cover   losses   and   build
                                    overcollateralization on such Payment Date.


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner





Computational Materials: Preliminary Term Sheet (Page 5 of 6)
----------------------------------------------------------------------------------------------

                                    Overcollateralization:      The      initial
                                    overcollateralization  amount  will be equal
                                    to  0.00%  of the  Original  Pool  Principal
                                    Balance on the Closing Date. Commencing with
                                    the  February  2001  Payment  Date,   Excess
                                    Spread  will  be  applied,   to  the  extent
                                    available,  to make accelerated  payments of
                                    principal to the securities then entitled to
                                    receive   payments   of   principal;    such
                                    application   will   cause   the   aggregate
                                    principal  balance of the Notes to  amortize
                                    more rapidly than the Home Loans,  resulting
                                    in  a  build  up  of  overcollateralization.
                                    Prior to the Stepdown  Date,  the  "Required
                                    Overcollateralization  Amount" will be equal
                                    to  2.00%  of the  original  Pool  Principal
                                    Balance.  On or after the Stepdown Date, the
                                    Required  Overcollateralization  Amount will
                                    be permitted, subject to certain performance
                                    triggers  being  satisfied,  to  decrease to
                                    4.00% of current Pool  Principal  Balance of
                                    the Home Loans,  subject to a floor of 0.50%
                                    of the original Pool Principal Balance.

                                    Ambac  Insurance  Policy:   Ambac  Assurance
                                    Corporation  (the  "Credit  Enhancer")  will
                                    unconditionally  and irrevocably  guarantee:
                                    (a)  timely  payment  of  interest,  (b) the
                                    amount of any losses  not  covered by excess
                                    spread or overcollateralization, and (c) the
                                    payment  of  principal  on the  Notes  by no
                                    later than their  respective final scheduled
                                    maturity date.  The Insurance  Policy is not
                                    revocable for any reason.

Stepdown Date: The Stepdown Date is the Payment Date occurring on the later of:

(1)     the Payment Date in January, 2004 (i.e., on the 37th Payment Date); and

(2) the first Payment Date on which the current Pool Principal Balance has been reduced to less than 50% of the original Pool Principal Balance.

Master                              Servicing  Fee:  With  respect  to each Home
                                    Loan Group, the primary compensation to be paid to the Master Servicer in respect of its master servicing activities will be 0.08% per annum, payable monthly. The fees of the Trustees will be paid from the Master
                                    Servicing Fee.

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner





Computational Materials: Preliminary Term Sheet (Page 6 of 6)
----------------------------------------------------------------------------------------------

Subservicing                        Fee:  With  respect to each Home Loan Group,
                                    the  Trust  is  subject  to  certain   fees,
                                    including  the  Subservicing  Fee, as of the
                                    Cut-Off  Date,  of  approximately  0.50% per
                                    annum, payable monthly.

Advancing:                          There is no required  advancing  of  delinquent  principal or interest by the Master Servicer,  the Subservicer,  the
                                    Trustees, the Credit Enhancer or any other entity.

Optional Redemption:                The Master  Servicer  may, at its option,  effect an early redemption  or  termination  of the  Notes  on  the  first
                                    Payment  Date after the Payment  Date on which the current
                                    Pool  Principal  Balance  declines to less than 10% of the original  Pool  Principal  Balance  of the Home Loans (the
                                    "Step-Up Date").

Form of Registration:               Book-Entry  form, same day funds through DTC,  Clearstream and Euroclear.

Tax Status:                         For  federal  income  tax  purposes,  the  Notes  will  be characterized as indebtedness of the Issuer.

ERISA Eligibility: The Notes may be eligible for purchase by employee benefit plans that are subject to ERISA.

SMMEA                               Treatment:  The  Notes  will not  constitute
                                    "mortgage related securities" for purposes of SMMEA.



________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Notes (Page 1 of 3)
----------------------------------------------------------------------------------------------



Characteristics of the Notes (a), (b), (c), (d), (e)

------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------
              Home      Original              Avg      Principal PrincipalFinal
Offered       Loan     Principal               Life    Lockout   Window     Sch.        Ratings
Notes        Group       Balance    Coupon    To Call  (months)  (months) Maturity   (Moody's/S&P)
                                              (years)                       Date
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Class          I     $116,305,000   Fixed      0.90     None      19      5/25/09      Aaa / AAA
A-I-1
Class          I      56,395,000    Fixed      2.00      18       10      8/25/11      Aaa / AAA
A-I-2
Class          I      81,213,000    Fixed      3.00      27       17      1/25/14      Aaa / AAA
A-I-3
Class          I      37,298,000    Fixed      4.00      43        9      12/25/14     Aaa / AAA
A-I-4
Class          I      58,603,000    Fixed      5.00      51       17      12/25/16     Aaa / AAA
A-I-5
Class          I      88,358,000    Fixed      7.00      67       35      1/25/21      Aaa / AAA
A-I-6
Class          I     111,828,000    Fixed     10.82     101       40      12/25/30     Aaa / AAA
A-I-7
Class A-II     II     25,000,000    Fixed      5.06     None      141     12/25/30     Aaa / AAA
------------ ------- ------------ ----------- -------- --------- -------- ---------- --------------

Notes:
  (a)       100%  Prepayment  Assumption:  2.0%  CPR  in  month  1 of  the  Home  Loans,  and an additional  0.9286% per annum in each month  thereafter until month 15. On and after month 15, 15.0% CPR.
  (b)       Transaction priced to 10% clean-up call.
  (c)       100% P&I guaranty by Ambac (See section entitled "Credit Enhancement" herein.)
  (d)       The Note Rate  applicable  to the Class  A-I-7  Notes and the Class  A-II Notes will increase by 0.50% if the 10% clean-up call is not exercised.
  (e)       The principal balance of each Class of Notes is subject to a 5% variance.


Class A-I-1 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          4.29      1.36     1.07      0.90     0.79      0.72
Modified Duration (years)
                                          3.43      1.24     0.99      0.84     0.74      0.67
First Principal Payment                1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Payment                11/25/08   8/25/03 12/25/02   7/25/02  5/25/02   3/25/02
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                   95        32       24        19       17        15
Illustrative Yield @ Par (30/360)       7.149%    6.902%   6.804%    6.719%   6.645%    6.578%
-----------------------------------------------------------------------------------------------

Class A-I-2 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                          9.13      3.31     2.47      2.00     1.70      1.49
Modified Duration (years)
                                          6.56      2.87     2.20      1.81     1.56      1.37
First Principal Payment               11/25/08   8/25/03 12/25/02   7/25/02  5/25/02   3/25/02
Last Principal Payment                 3/25/11  12/25/04 12/25/03   4/25/03 12/25/02   9/25/02
Principal Lockout (months)                  94        31       23        18       16        14
Principal Window (months)                   29        17       13        10        8         7
Illustrative Yield @ Par (30/360)       6.971%    6.880%   6.832%    6.786%   6.744%    6.705%
-----------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner





Computational Materials: Information Relating to the Notes (Page 2 of 3)
----------------------------------------------------------------------------------------------

Class A-I-3 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         11.61      5.06     3.76      3.00     2.50      2.16
Modified Duration (years)
                                          7.70      4.12     3.20      2.62     2.22      1.94
First Principal Payment                3/25/11  12/25/04 12/25/03   4/25/03 12/25/02   9/25/02
Last Principal Payment                10/25/13   2/25/07  7/25/05   8/25/04 12/25/03   7/25/03
Principal Lockout (months)                 122        47       35        27       23        20
Principal Window (months)                   32        27       20        17       13        11
Illustrative Yield @ Par (30/360)       7.093%    7.041%   7.008%    6.975%   6.943%    6.913%
-----------------------------------------------------------------------------------------------

Class A-I-4 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         13.31      6.72     5.04      4.00     3.32      2.83
Modified Duration (years)
                                          8.34      5.18     4.10      3.37     2.86      2.49
First Principal Payment               10/25/13   2/25/07  7/25/05   8/25/04 12/25/03   7/25/03
Last Principal Payment                 9/25/14   3/25/08  6/25/06   4/25/05  7/25/04   1/25/04
Principal Lockout (months)                 153        73       54        43       35        30
Principal Window (months)                   12        14       12         9        8         7
Illustrative Yield @ Par (30/360)       7.200%    7.165%   7.141%    7.116%   7.091%    7.066%
-----------------------------------------------------------------------------------------------

Class A-1-5 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         14.46      8.25     6.28      5.00     4.13      3.52
Modified Duration (years)
                                          8.69      6.02     4.89      4.06     3.46      3.01
First Principal Payment                9/25/14   3/25/08  6/25/06   4/25/05  7/25/04   1/25/04
Last Principal Payment                 5/25/16   3/25/10  1/25/08   8/25/06  8/25/05  12/25/04
Principal Lockout (months)                 164        86       65        51       42        36
Principal Window (months)                   21        25       20        17       14        12
Illustrative Yield @ Par (30/360)       7.315%    7.290%   7.272%    7.252%   7.231%    7.210%
-----------------------------------------------------------------------------------------------

Class A-1-6 (to call / to mty)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         17.86     10.99     8.67      7.00     5.81      4.93
Modified Duration (years)
                                          9.58      7.27     6.18      5.28     4.56      3.99
First Principal Payment                5/25/16   3/25/10  1/25/08   8/25/06  8/25/05  12/25/04
Last Principal Payment                10/25/20  10/25/13  5/25/11   6/25/09  1/25/08  12/25/06
Principal Lockout (months)                 184       110       84        67       55        47
Principal Window (months)                   54        44       41        35       30        25
Illustrative Yield @ Par (30/360)       7.505%    7.488%   7.476%    7.462%   7.448%    7.432%
-----------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner





Computational Materials: Information Relating to the Notes (Page 3 of 3)
----------------------------------------------------------------------------------------------

Class A-I-7 (to call)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         22.16     15.35    12.87     10.82     9.15      7.84
Modified Duration (years)
                                         10.39      8.76     7.94      7.13     6.37      5.70
First Principal Payment               10/25/20  10/25/13  5/25/11   6/25/09  1/25/08  12/25/06
Last Principal Payment                11/25/23   6/25/17 10/25/14   9/25/12 12/25/10   7/25/09
Principal Lockout (months)                 237       153      124       101       84        71
Principal Window (months)                   38        45       42        40       36        32
Illustrative Yield @ Par (30/360)       7.683%    7.674%   7.668%    7.661%   7.652%    7.643%
-----------------------------------------------------------------------------------------------

Class A-II (to call)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         14.59      7.92     6.22      5.06     4.23      3.61
Modified Duration (years)
                                          8.07      5.26     4.41      3.77     3.28      2.89
First Principal Payment                1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Payment                11/25/23   6/25/17 10/25/14   9/25/12 12/25/10   7/25/09
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  275       198      166       141      120       103
Illustrative Yield @ Par (30/360)       7.526%    7.493%   7.474%    7.455%   7.435%    7.415%
-----------------------------------------------------------------------------------------------

Class A-I-7 (to maturity)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         22.61     16.90    14.35     12.18    10.41      8.99
Modified Duration (years)
                                         10.47      9.14     8.36      7.59     6.86      6.21
First Principal Payment               10/25/20  10/25/13  5/25/11   6/25/09  1/25/08  12/25/06
Last Principal Payment                 9/25/25   4/25/25  5/25/24   7/25/22  2/25/20  11/25/17
Principal Lockout (months)                 237       153      124       101       84        71
Principal Window (months)                   60       139      157       158      146       132
Illustrative Yield @ Par (30/360)       7.687%    7.697%   7.697%    7.696%   7.694%    7.692%
-----------------------------------------------------------------------------------------------

Class A-II (to maturity)
-----------------------------------------------------------------------------------------------
% of Prepayment Assumption                  0%       50%      75%      100%     125%   150%
Ramp to                                  0.00%     7.50%   11.25%    15.00%   18.75%    22.50%
-----------------------------------------------------------------------------------------------
Average Life (years)
                                         14.72      8.34     6.62      5.41     4.53      3.88
Modified Duration (years)
                                          8.09      5.36     4.53      3.89     3.40      3.01
First Principal Payment                1/25/01   1/25/01  1/25/01   1/25/01  1/25/01   1/25/01
Last Principal Payment                 9/25/25   4/25/25  5/25/24   7/25/22  3/25/20  12/25/17
Principal Lockout (months)                   0         0        0         0        0         0
Principal Window (months)                  297       292      281       259      231       204
Illustrative Yield @ Par (30/360)       7.527%    7.504%   7.490%    7.475%   7.459%    7.442%
-----------------------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 1 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

        -----------------------------------------------------------------------------------
         Home Loan Group                                      I                         II
        -----------------------------------------------------------------------------------
         Current Balance (as of                    $526,291,555                $22,148,064
        11/28/00)
         Loan Count                                      13,975                        380
         Average Balance                                $37,660                    $58,284
         Maximum Balance                               $100,000                   $100,000
        -----------------------------------------------------------------------------------
         WA Gross WAC                                   13.961%                    13.452%
         Range of Gross Coupons               8.250% to 18.750%          9.125% to 17.490%
         WA Net WAC (%)                                 13.381%                    12.872%
         WA Remaining Term (mos)                            234                        255
         WA Age (mos)                                         2                          2
         WA Orig. Term (mos)                                236                        257
        -----------------------------------------------------------------------------------
         Balloon / Fully Amortizing              0.28% / 99.72%             2.08% / 97.92%
         First Lien / Second Lien                0.03% / 99.97%            0.00% / 100.00%
        -----------------------------------------------------------------------------------
         WA Credit Score                                    696                        706
              Up to 639                                   0.01%                      0.00%
              640 to 679                                 29.80%                     15.81%
              680 to 719                                 50.13%                     57.03%
              720 to 759                                 17.85%                     23.64%
              760 to 799                                  2.18%                      3.52%
              800 or greater                              0.01%                      0.00%
        -----------------------------------------------------------------------------------
         WA Debt-to-Income Ratio                         40.24%                     42.12%
         Range of Debt-to-Income               12.00% to 50.00%           20.00% to 50.00%
        Ratios
         WA CLTV                                        116.20%                    113.23%
         % CLTVs > 100.00%                               93.53%                     91.95%
         Range of CLTVs                       13.00% to 126.00%          12.00% to 125.00%
         % of Pool with Prepay                           52.95%                     54.28%
        Penalties
        -----------------------------------------------------------------------------------
        Property Type
         Single Family Detached                          91.25%                     86.17%
         Planned Unit Development                         4.80%                     12.67%
         Condominium                                      2.69%                      0.29%
         Townhouse                                        0.78%                      0.63%
         Two to Four Family                               0.45%                      0.24%
         Manufactured Housing                             0.02%                      0.00%
        -----------------------------------------------------------------------------------
        Occupancy Status
         Owner / Non-Owner Occupied             100.00% / 0.00%            100.00% / 0.00%
        Loan Purpose
         Debt Consolidation                              87.48%                     79.59%
         Cash Out/Refinance                               9.62%                     12.52%
         DC & HI Combination                              1.64%                      3.93%
         Other                                            1.26%                      3.96%
        -----------------------------------------------------------------------------------
        Geographic Concentration (>
        5%)
                                                     CA (9.08%)                CA (28.75%)
                                                     FL (6.81%)                MD  (9.03%)
                                                     MD (5.68%)                 VA (6.62%)
                                                                                WA (5.97%)
        -----------------------------------------------------------------------------------

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 2 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             8.001 to 8.500                   1       $29,443.17         0.01%
             9.001 to 9.500                   3        69,840.33         0.01%
             9.501 to 10.000                  5       102,915.97         0.02%
            10.001 to 10.500                 14       335,977.93         0.06%
            10.501 to 11.000                 21       575,726.69         0.11%
            11.001 to 11.500                 53     1,686,766.41         0.32%
            11.501 to 12.000                445    17,780,358.05         3.38%
            12.001 to 12.500                664    27,274,347.40         5.18%
            12.501 to 13.000              2,748   109,514,255.21        20.81%
            13.001 to 13.500              1,689    69,214,515.26        13.15%
            13.501 to 14.000              2,798   108,598,840.16        20.63%
            14.001 to 14.500              1,446    54,357,455.49        10.33%
            14.501 to 15.000              1,854    66,598,462.77        12.65%
            15.001 to 15.500                564    19,527,638.86         3.71%
            15.501 to 16.000                270     8,927,842.22         1.70%
            16.001 to 16.500                167     5,357,397.21         1.02%
            16.501 to 17.000                726    21,403,800.14         4.07%
            17.001 to 17.500                253     7,449,499.67         1.42%
            17.501 to 18.000                230     6,726,444.94         1.28%
            18.001 to 18.500                 22       699,039.43         0.13%
            18.501 or greater                 2        60,988.06         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to             2,646   $56,298,176.48       10.70%
               $25,000.00
              $25,000.01 to               9,219   339,144,894.11       64.44%
               $50,000.00
              $50,000.01 to               2,092   129,249,721.32       24.56%
               $75,000.00
              $75,000.01 to                  18     1,598,763.46        0.30%
               $100,000.00
                                 ---------------------------------------------
                  Total                  13,975  $526,291,555.37      100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner



Computational Materials: Information Relating to the Collateral (Page 3 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Combined Loan-to-Value Ratios
-----------

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                   33      $973,810.99         0.19%
             70.01 to 75.00                  15       486,616.62         0.09%
             75.01 to 80.00                  71     2,066,031.41         0.39%
             80.01 to 85.00                  58     1,831,642.42         0.35%
             85.01 to 90.00                 115     3,480,876.10         0.66%
             90.01 to 95.00                 285     8,864,564.23         1.68%
             95.01 to 100.00                529    16,371,254.59         3.11%
            100.01 to 105.00                851    28,734,019.73         5.46%
            105.01 to 110.00              1,585    55,918,628.09        10.63%
            110.01 to 115.00              2,202    81,263,356.68        15.44%
            115.01 to 120.00              2,715   105,224,758.73        19.99%
            120.01 to 125.00              5,511   220,781,981.22        41.95%
           Greater than 125.00                5       294,014.56         0.06%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                 0 to 96                     57    $1,424,748.15         0.27%
                97 to 108                    12       303,190.70         0.06%
               109 to 120                   546    16,506,476.25         3.14%
               121 to 144                    12       422,492.74         0.08%
               145 to 156                    10       305,839.72         0.06%
               157 to 168                    65     1,806,730.63         0.34%
               169 to 180                 6,091   212,213,698.51        40.32%
               181 to 288                 2,054    81,725,617.53        15.53%
               289 to 300                 5,079   210,104,015.05        39.92%
            Greater than 300                 49     1,478,746.09         0.28%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner



Computational Materials: Information Relating to the Collateral (Page 4 of 11)
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1996                        2       $63,256.34         0.01%
                  1997                        5       122,413.33         0.02%
                  1998                       26       813,063.46         0.15%
                  1999                      194     5,994,088.63         1.14%
                  2000                   13,748   519,298,733.61        98.67%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%



           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                   1,149   $47,792,530.63         9.08%
             Florida                        965    35,829,823.14         6.81%
             Maryland                       775    29,885,790.57         5.68%
             Pennsylvania                   724    26,047,986.66         4.95%
             Virginia                       661    25,214,901.34         4.79%
             Ohio                           619    22,812,483.32         4.33%
             Indiana                        576    20,671,164.00         3.93%
             Georgia                        516    19,419,570.01         3.69%
             Illinois                       508    19,134,407.87         3.64%
             Arizona                        459    17,823,722.83         3.39%
             Alabama                        470    16,862,391.56         3.20%
             Michigan                       396    14,613,793.67         2.78%
             New York                       386    14,118,341.69         2.68%
             Missouri                       377    12,997,522.12         2.47%
             Washington                     311    12,513,146.16         2.38%
             Colorado                       279    11,526,771.79         2.19%
             Wisconsin                      308    11,495,675.20         2.18%
             Kansas                         305    10,792,316.05         2.05%
             Other (<2%)                  4,191   156,739,216.76        29.78%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 5 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
                Up to 20.00                  77    $2,449,059.34         0.46%
             20.01 to 25.00                 319    10,882,750.93         2.07%
             25.01 to 30.00               1,044    36,321,363.23         6.90%
             30.01 to 35.00               2,139    76,005,714.24        14.44%
             35.01 to 40.00               3,096   113,122,148.16        21.49%
             40.01 to 45.00               4,804   176,274,809.41        33.49%
             45.01 to 50.00               2,496   111,235,710.06        21.14%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              620 to 639                      3       $67,853.14         0.01%
              640 to 659                  1,217    35,855,413.59         6.81%
              660 to 679                  3,414   121,009,826.96        22.99%
              680 to 699                  3,581   136,771,275.71        25.99%
              700 to 719                  3,064   127,072,000.33        24.14%
              720 to 739                  1,622    64,585,707.26        12.27%
              740 to 759                    768    29,389,463.02         5.58%
              760 to 779                    246     9,329,593.23         1.77%
              780 to 799                     58     2,150,854.89         0.41%
            800 or greater                    2        59,567.24         0.01%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner





Computational Materials: Information Relating to the Collateral (Page 6 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group I

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                     6,712  $247,598,653.30        47.05%
               3 months                       2        53,888.59         0.01%
               6 months                       9       263,061.77         0.05%
               12 months                    235     9,936,210.84         1.89%
               24 months                     20       812,404.92         0.15%
               25 months                      1        34,175.84         0.01%
               30 months                     33     1,365,084.39         0.26%
               32 months                      1        31,747.17         0.01%
               36 months                  6,533   251,124,703.58        47.72%
               42 months                     18       803,641.65         0.15%
               48 months                      1        58,872.79         0.01%
               60 months                    387    13,363,092.81         2.54%
                N/A (A)                      23       846,017.72         0.17%
                                 ----------------------------------------------
                  Total                  13,975  $526,291,555.37       100.00%

        Note: (A) Will not exceed 60 months.


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 7 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

             Home Loan Rates

                Range of           Number of      Statistical    Percentage of
                                                  Cut-off Date
             Loan Rates (%)        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             9.001 to 9.500                   2      $118,182.12         0.53%
            11.001 to 11.500                  3       174,343.04         0.79%
            11.501 to 12.000                 17     1,081,335.53         4.88%
            12.001 to 12.500                 28     1,736,328.61         7.84%
            12.501 to 13.000                 96     5,875,554.88        26.53%
            13.001 to 13.500                 67     4,080,478.28        18.42%
            13.501 to 14.000                 81     4,721,740.04        21.32%
            14.001 to 14.500                 35     1,929,408.18         8.71%
            14.501 to 15.000                 25     1,277,631.27         5.77%
            15.001 to 15.500                 12       564,893.00         2.55%
            15.501 to 16.000                  5       274,196.22         1.24%
            16.001 to 16.500                  2        62,763.68         0.28%
            16.501 to 17.000                  6       216,249.91         0.98%
            17.001 to 17.500                  1        34,959.28         0.16%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%



           Current Home Loan Principal Balances

            Range of Current       Number of      Statistical     Percentage
                                                  Cut-off Date        of
            Home Loan Amounts      Home Loans      Principal      Home Loan
                                                    Balance          Pool
           --------------------  ---------------------------------------------
                        Up to                 9      $188,621.16        0.85%
               $25,000.00
              $25,000.01 to                 124     5,524,480.32       24.94%
               $50,000.00
              $50,000.01 to                 233    15,134,165.41       68.33%
               $75,000.00
              $75,000.01 to                  14     1,300,797.15        5.87%
               $100,000.00
                                 ---------------------------------------------
                  Total                     380   $22,148,064.04      100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 8 of 11)
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Combined Loan-to-Value Ratios

            Range of Combined    Number of Home    Statistical     Percentage
                                                  Cut-off Date         of
              Loan-to-Value        Home Loans      Principal       Home Loan
               Ratios (%)                           Balance          Pool
           --------------------  ----------------------------------------------
               Up to 70.00                    2       $88,603.26         0.40%
             75.01 to 80.00                   1        17,963.79         0.08%
             85.01 to 90.00                   7       319,454.76         1.44%
             90.01 to 95.00                  12       527,522.68         2.38%
             95.01 to 100.00                 17       827,891.54         3.74%
            100.01 to 105.00                 38     2,277,366.23        10.28%
            105.01 to 110.00                 58     3,137,656.71        14.17%
            110.01 to 115.00                 80     4,654,160.79        21.01%
            115.01 to 120.00                 77     4,617,996.50        20.85%
            120.01 to 125.00                 88     5,679,447.78        25.64%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Months Remaining to Maturity

            Months Remaining       Number of      Statistical    Percentage of
                                                  Cut-off Date
               to Maturity         Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                Up to 96                      1       $52,775.06         0.24%
               109 to 120                    12       638,254.13         2.88%
               157 to 168                     7       297,273.27         1.34%
               169 to 180                    97     5,214,090.91        23.54%
               181 to 288                    64     3,862,153.30        17.44%
               289 to 300                   188    11,464,161.06        51.76%
            Greater than 300                 11       619,356.31         2.80%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 9 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Year of Origination

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Year of Origination     Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
                  1998                        1       $52,775.06         0.24%
                  1999                       13       719,827.51         3.25%
                  2000                      366    21,375,461.47        96.51%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%




           Geographic Distribution of Mortgaged Properties

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
                  State            Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
             California                     108    $6,366,889.40        28.75%
             Maryland                        35     1,999,141.49         9.03%
             Virginia                        22     1,466,230.14         6.62%
             Washington                      22     1,321,716.70         5.97%
             Georgia                         19       971,826.86         4.39%
             Colorado                        16       943,662.63         4.26%
             New York                        12       709,247.11         3.20%
             Arizona                         12       690,057.00         3.12%
             Illinois                        13       619,479.38         2.80%
             Ohio                            10       608,159.07         2.75%
             New Jersey                       9       500,829.16         2.26%
             Florida                          9       467,918.69         2.11%
             Other (<2%)                     93     5,482,906.41        24.76%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%

________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner




Computational Materials: Information Relating to the Collateral (Page 10 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------

Loan Group II

           Debt-to-Income Ratio

                                   Number of      Statistical    Percentage of
                                                  Cut-off Date
           Debt-to-Income Ratio    Home Loans      Principal       Home Loan
                    (%)                             Balance          Pool
           --------------------------------------------------------------------
             15.01 to 20.00                   1       $74,728.73         0.34%
             20.01 to 25.00                   4       185,212.54         0.84%
             25.01 to 30.00                  20     1,019,634.80         4.60%
             30.01 to 35.00                  40     2,278,850.16        10.29%
             35.01 to 40.00                  75     4,454,293.50        20.11%
             40.01 to 45.00                 100     5,991,676.96        27.05%
             45.01 to 50.00                 140     8,143,667.35        36.77%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


           Credit Scores

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
              Credit Scores        Home Loans      Principal       Home Loan
                                                    Balance          Pool
           --------------------  ----------------------------------------------
              640 to 659                     10      $432,781.69         1.95%
              660 to 679                     64     3,069,551.64        13.86%
              680 to 699                     93     5,190,525.58        23.44%
              700 to 719                    120     7,439,433.89        33.59%
              720 to 739                     54     3,730,644.29        16.84%
              740 to 759                     24     1,506,179.83         6.80%
              760 to 779                     14       728,998.28         3.29%
              780 to 799                      1        49,948.84         0.23%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter.  This  information  should be  considered  only after  reading  the
Statement  Regarding  Assumptions as to Securities,  Pricing Estimates and Other
Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement.  You may obtain a copy of the
Statement from your sales representative.

Worldwide Capital Partner






Computational Materials: Information Relating to the Collateral (Page 11 of 11)

----------------------------------------------------------------------------------------------
   THE                     INFORMATION  CONTAINED  HEREIN WILL BE  SUPERSEDED BY
                           THE  DESCRIPTION OF THE  COLLATERAL  CONTAINED IN THE
                           PROSPECTUS SUPPLEMENT.
----------------------------------------------------------------------------------------------

Loan Group II

           Prepay Penalties

                Range of             Number       Statistical    Percentage of
                                                  Cut-off Date
           Prepayment Penalty      Home Loans      Principal       Home Loan
                  Terms                             Balance          Pool
           --------------------  ----------------------------------------------
                 None                       178   $10,126,114.95        45.72%
               12 months                      6       347,817.07         1.57%
               24 months                      1        74,940.06         0.34%
               30 months                      1        61,971.14         0.28%
               36 months                    188    11,195,052.24        50.55%
               42 months                      1        53,950.69         0.24%
               60 months                      5       288,217.89         1.30%
                                 ----------------------------------------------
                  Total                     380   $22,148,064.04       100.00%


________________________________________________________________________________
This Information was prepared by Bear Stearns & Co. Inc. in its capacity as lead underwriter. This information should be considered only after reading the Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information, which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative.

Worldwide Capital Partner